SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Friday, February 11, 2005
Date of report (Date of earliest event reported)

EMS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation or organization)	000-06072 (Commission File Number)	58-1035424 (I.R.S. Employer Identification No.)

660 Engineering Drive
Norcross, Georgia 30092
(770) 263-9200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.03 Creation of a Direct Financial Obligation
SIGNATURES

Item 2.03 Creation of a Direct Financial Obligation

     Revolving Credit Facility Increases. On February 11, 2005, the Registrant amended its U.S. and Canadian Revolving Credit Agreements with SunTrust Bank and Bank of America , National Association (including its Canada Branch), dated as of December 10, 2004 (together referred to as the “Credit Agreements”), to increase the principal amount of the revolving credit facilities under each of the Credit Agreements to US$32,500,000, and to add General Electric Capital Corporation and GE Canada Finance Holding Company to the group of creditors under the Credit Agreements. The combined principal amount of the revolving credit facilities available to the Registrant under the Credit Agreements was increased from US$55,000,000 to US$65,000,000.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Norcross, State of Georgia, on February 17, 2005.

EMS TECHNOLOGIES, INC.

Date: February 17, 2005	By:	/s/ Don T. Scartz
Don T. Scartz
Executive Vice President, Chief Financial Officer and Treasurer